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                                 EXHIBIT 10.1

                      [PRIME COMPANIES, INC. LETTERHEAD]

                                 July 5, 1999

Irving Pfeffer
Prime Companies, Inc.
155 Montgomery Street, Suite 406
San Francisco, California 94104

Re:  S-8 Issuance

Dear Mr. Pfeffer:

Prime Companies, Inc. acknowledges that Irving Pfeffer has provided consulting services to Prime and in consideration for said services, Prime will agree to pay Irving Pfeffer 200,000 shares of common stock of the Company through an S-8 Registration Statement.


Very truly yours,

/s/ David Lefkowitz
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David Lefkowitz